Exhibit 99.1

RGC RESOURCES, INC.

AND

THE INVESTORS NAMED HEREIN

PURCHASE AGREEMENT

Dated as of March 30, 2022

CONFIDENTIAL

- i -

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated as of March 30, 2022 (this “Agreement”), between RGC Resources, Inc., a Virginia corporation (the “Company”), and each of the purchasers listed on the signature page hereto, severally and not jointly (each a “Purchaser,” and collectively the “Purchasers”).

W I T N E S S E T H :

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desires to purchase, severally and not jointly from the Company, shares of the Company’s common stock, par value $5.00 per share (“Common Stock”), at a price per share of $20.00, in accordance with and subject to the terms and conditions set forth herein. The shares of Common Stock to be purchased under this Agreement by the Purchasers are sometimes collectively referred to as the “Shares.”

NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties hereto agree as follows:

Section 1 Sale and Purchase.

In reliance upon the representations and warranties contained herein and the information provided and/or incorporated by reference herein, and subject to the terms and conditions hereof, on the Closing Date (as defined below), the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase that number of shares of Common Stock set forth on the signature page hereto at a per share cash price of $20.00, for the aggregate cash purchase price set forth on the signature page hereto (the “Purchase Price”).

Section 2 Closing.

2.1 Purchase of Shares; Payment of Purchase Price.

Subject to the satisfaction or waiver of the conditions set forth herein, the closing of the sale and purchase of the Shares (the “Closing”) will take place at the offices of the Company or remotely via the exchange of documents and signature pages, promptly following the satisfaction (or waiver in writing) of the conditions set forth herein, or at such other place, time and date as mutually agreed upon on writing by the Company and each Purchaser, provided that the Closing shall occur no later than March 30, 2022 (the date upon which the Closing occurs being the “Closing Date”).

At the Closing:

(a) the Company shall cause the transfer agent for the Common Stock to deliver the Shares being purchased by the applicable Purchaser hereunder through the Depository and Trust Company’s Deposit and Withdrawal at Custodian (“DWAC”) system, to the DTC participant account designated by such Purchaser on the signature page hereto;

(b) the Purchaser shall, upon receipt of such Shares, initiate an irrevocable wire transfer for the Purchase Price for such Shares to the account designated by the Company in writing to the Purchaser at least one business day prior to the Closing; and

(c) the Purchaser shall deliver a Form W-9 or comparable substitute or appropriate alternative form to the Company, or the Purchaser shall certify that it has previously delivered such form and no changes have occurred since such delivery.

As used herein, “business day” means any day other than a Saturday, Sunday or other day on which banking institutions located in New York, New York are authorized or obligated by law or executive order to close.

2.2 Expenses.

Each party shall pay its own expenses incurred in connection with this Agreement and the sale and purchase of the Shares.

2.3 Closing Conditions.

(a) The obligations of each Purchaser under this Agreement are subject to the satisfaction (or waiver in writing by Purchaser) on or before the Closing of each of the following conditions:

(i) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(ii) The representations and warranties of the Company contained in Section 3 shall have been true on and as of the date hereof and on the Closing Date as if made on such date.

(iii) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance, purchase and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

(iv) No governmental authority of competent jurisdiction shall have issued any order, decree or ruling, and no law shall be in effect, enjoining, restraining or otherwise prohibiting any of the transactions contemplated by this Agreement.

(b) The obligations of the Company under this Agreement are subject to the satisfaction (or waiver in writing by the Company) on or before the Closing of each of the following conditions:

(i) Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(ii) The representations and warranties of each Purchaser contained in Section 4 shall have been true on and as of the date hereof and on the Closing Date as if made on such date.

Section 3 Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser as follows:

3.1 Organization; Standing.

(a) The Company is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia and has all requisite power and authority to enter into and perform its obligations under this Agreement and to own, lease and operate its properties and conduct its business as now being conducted, and is duly qualified to transact business and is in good standing (to the extent such concept is applicable) under the laws of each other jurisdiction in which its owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below).

(b) The Company does not own any interest in any other entity other than the entities listed on Exhibit 21 to the Company’s most recent Annual Report on Form 10-K as filed with the Securities Exchange and Commission (the “SEC”) on December 2, 2021, all of which are organized under the laws of the Commonwealth of Virginia and consolidated with the Company for financial reporting purposes. Each of the consolidated entities is referred to as a “Subsidiary” and collectively as the “Subsidiaries”. Each of the Subsidiaries has been duly organized and is validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of incorporation or formation and have full power and authority to own, lease and operate their properties and to conduct their businesses as now being conducted, and each Subsidiary is duly qualified to transact business and is in good standing (to the extent such concept is applicable) under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be in good standing or to so qualify would not have a Material Adverse Effect. All of the issued shares of capital stock or other ownership interests of each Subsidiary have been validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, equities or claims.

(c) As used in this Agreement, “Material Adverse Effect” means any event, circumstance or condition (i) that has had or is reasonably expected to have a material adverse effect on the business, assets, properties, liabilities, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, (ii) that would prevent or materially impair the Company’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, (iii) have a material adverse effect on the legality, validity or enforceability of the transactions contemplated hereby or (iv) result in the delisting of shares of Common Stock from the Nasdaq Global Market (“Nasdaq”).

3.2 No Conflicts.

The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein (including the sale and delivery of the Shares) does not and will not conflict with or result in a breach by the Company of, or constitute a default by the Company under or result in the creation of any lien, security interest or encumbrance upon the stock or assets of the Company or any of the Subsidiaries under: (i) the Company’s Articles of Incorporation, as amended effective February 4, 2020 and as currently on file as Exhibit 3(a) to the Company’s Annual Report on Form 10-K for the year ended September 30, 2021 (the “Articles of Incorporation”), or the Amended and Restated Bylaws of the Company dated February 3, 2014 and as currently on file as Exhibit 3(b) to the Company’s Annual Report on Form 10-K for the year ended September 30, 2021, (ii) any contract, agreement or instrument to which the Company is a party or by which its properties are subject, or (iii) any existing applicable law, rule, published regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, except with respect to foregoing clauses (ii) and (iii), for such breaches, defaults, liens, security interests or encumbrances upon the stock or assets of the Company, or imposition of additional burdens which, in the aggregate, would not have a Material Adverse Effect.

3.3 No Material Default.

None of the Company or the Subsidiaries: (a) is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, contract, commitment, instrument, plan, undertaking or regulatory requirement (including, without limitation, any and all leases, mortgages, and other contractual arrangements with respect to real property) material to the business of the Company and the Subsidiaries taken as a whole (collectively, the “Contracts”), and (b) no event has occurred which, with or without the giving of notice or lapse of time or both, would constitute or result in a default thereunder except, in the case of each of (a) and (b), for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Contracts is valid and enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except for those failures of Contracts (or provisions thereof) to be valid or enforceable which would not, in the aggregate, have a Material Adverse Effect.

3.4 Shares.

The Company has all requisite corporate right, power and authority to issue, sell, and deliver the Shares as contemplated by this Agreement. The issuance of the Shares is duly authorized and, upon such issuance, sale and delivery, and payment of the Purchase Price therefor as contemplated by this Agreement, the Purchaser will receive good and valid title to the Shares, free and clear of any pledge, lien, security interest, charge, claim, equity, encumbrance or ownership limitation of any kind, and such Shares will be validly issued, fully paid and non-assessable. The Shares will not be subject to preemptive rights or rights of first refusal that have not been waived or complied with.

3.5 Authorization; Obligations Binding.

All corporate action on the part of the Company for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Shares hereunder has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.6 Capitalization.

(a) The authorized capital stock of the Company as of the date of this Agreement consists of 20,000,000 shares of Common Stock, par value $5.00 per share, of which 9,586,895 shares were issued and outstanding as of the date hereof, and 5,000,000 shares of Preferred Stock, no par value, none of which are outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable.

(b) Other than as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the SEC on December 2, 2021 (the “Proxy Statement”) or as issued since the date of the Proxy Statement in the ordinary course under the Company’s compensation and option plans disclosed in the Proxy Statement, there are no outstanding options, warrants, rights or other securities exercisable for, exchangeable for or convertible into equity securities of the Company.

3.7 Registration Under the Securities Act; Listing.

(a) The Shares are being sold to Purchaser pursuant to and are covered by the Company’s Registration Statement of Form S-3 (file no. 333-236275) declared effective February 14, 2020 (the “Registration Statement”). The Registration Statement is effective and sufficient shares of Common Stock are available for the issuance of the Shares thereunder. The Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance of the Shares hereunder. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto complied and will comply in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the base prospectus included in the Registration Statement (the “Prospectus”) and any amendments or supplements thereto (including, without limitation, the filing with the SEC of a final prospectus supplement to the Registration Statement relating to the transactions contemplated hereby (the “Prospectus

Supplement”)), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied and will comply in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form S-3 under the Securities Act for the offering and sale of the Shares. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The Company has not distributed any offering material in connection with the offering and sale of any of the Shares, other than the Registration Statement, the Prospectus or the Prospectus Supplement. The Prospectus Supplement does not contain any material non-public information other than the terms of the transactions contemplated by this Agreement.

(b) The Shares will be freely tradable upon issuance. The Common Stock is registered pursuant to Section 12(b) of the Securities Act and listed on the Nasdaq, and the Shares are listed for trading on the Nasdaq. The Company has taken no action designed to, or which, to the knowledge of the Company, is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received, as of the date hereof, any notification that the SEC or Nasdaq is contemplating terminating such registration or listing. So long as Purchaser continues to hold any of the Shares and could reasonably be determined to be an “affliate” for purposes of Rule 144 under the Securities Act of 1933, as amended, the Company shall use its commercially reasonable efforts to (i) timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) maintain the listing of the Common Stock on the Nasdaq or another national securities exchange.

3.8 Financial Statements.

The financial statements and supporting schedules included in the Company’s periodic filings filed pursuant to the Exchange Act are complete and correct in all material respects and present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates specified (subject to normal year-end audit adjustments in the case of unaudited interim financial statements) and the consolidated results of their operations for the periods specified (subject to normal year-end audit adjustments in the case of unaudited interim financial statements); such financial statements, including the related schedules and notes thereto, were prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) on a consistent basis during the periods involved, except as indicated therein or in the notes thereto, and complied with the rules and regulations of the SEC with respect thereto as in effect at the time of filing. None of the Company nor any of the Subsidiaries has any material liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due) known to the Company, other than: (i) liabilities disclosed in any report filed by the Company under the Exchange Act including Form 10-K, Forms 10-Q and Forms 8-K filed prior to the date of this Agreement (collectively, the “Exchange Act Reports”) or (ii) liabilities which have arisen after the date of the last Exchange Act Report in the ordinary course of business. The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Since September 30,

2021, the Company has not identified or been made aware of any “significant deficiency” or “material weakness” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

3.9 Governmental Approvals.

No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq Stock Market), or approval of the Company’s stockholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of Shares under the Securities Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered; (iii) under the rules and regulations of FINRA; (iv) the filing with the SEC of the Prospectus Supplement, and (v) any filings required under the Exchange Act, which have been or will be made when and how required.

3.10 Exchange Act Compliance.

The Company has timely filed all Exchange Act Reports required to be filed with the SEC pursuant to the Exchange Act for the twelve months preceding the date hereof. All such Exchange Act Reports, when so filed, complied in form and substance in all material respects with the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.11 No Material Adverse Changes.

Since December 31, 2021 except as stated in any Exchange Act Report filed since such date: (a) there has been no event, circumstance or condition relating to or affecting the business, assets, liabilities, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole, or the ability of the Company to continue to conduct business in the usual and ordinary course of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would have a Material Adverse Effect; and (b) except for the transactions contemplated by this Agreement or as set forth in the Exchange Act Reports, there has been no material transaction entered into by the Company or any of the Subsidiaries other than (i) transactions in the ordinary course of business or (ii) transactions which would not have a Material Adverse Effect; and (c) there have not been any changes in the capital stock of the Company (except as referred to in Section 3.6(b) above). On the date hereof, no dividend or other distribution with respect to the Common Stock has been declared but not yet paid or distributed which has a record date prior to the date hereof.

3.12 Litigation.

There is no action, suit, investigation or proceeding (whether or not purportedly on behalf of the Company or any of the Subsidiaries) before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries, which in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially impair the Company’s ability to perform its obligations under this Agreement.

3.13 Title to Properties; Leasehold Interests.

(a) Except as disclosed in any Exchange Act Report, or except to the extent that the inaccuracy of any of the following, in the aggregate, would not have a Material Adverse Effect: (i) the Company or one or more of the Subsidiaries, has such title to real properties where its assets are located as provides reasonable assurance of the Company’s ability to use such assets in its business in the ordinary course, and has good title or an enforceable leasehold interest, license or other lawful right to use all assets that are used in the Company’s or one or more of the Subsidiaries’ business substantially in the manner in which they currently are operated, in each case, subject only to Permitted Exceptions (as defined below); (ii) all leases under which the Company or any of the Subsidiaries leases any property that is material to the business of the Company and the Subsidiaries taken as a whole are in full force and effect, and none of the Company nor any such Subsidiary is in default in any material respect of any of the terms or provisions of any of such leases and to the Company’s knowledge no claim has been asserted by anyone adverse to any such entity’s rights as lessee under any of such leases, or affecting or questioning any such entity’s right to the continued possession or use of the properties under any such leases or asserting a default under any such leases, and (iii) all liens, charges or encumbrances on or affecting any of the property and assets of the Company and the Subsidiaries which are required to be disclosed in the Company’s Exchange Act Reports are disclosed therein.

(b) As used in this Agreement, “Permitted Exceptions” means: (i) real estate taxes and assessments not yet delinquent or being contested in good faith; (ii) covenants, restrictions, easements and other similar agreements; (iii) zoning laws, ordinances and regulations, building codes, rules and other local governmental laws, regulations, rules and orders affecting any of the Company’s or any Subsidiary’s property, provided that the same are not violated by existing improvements or the current use and operation of such property; (iv) any imperfection of title which does not materially and adversely affect the current use, operation or enjoyment of any of the Company’s real property and does not render title to such real property unmarketable or uninsurable and does not materially impair the value of such property; and (v) liens securing financing by the Company.

3.14 Environmental Compliance.

(a) Except as disclosed in any Exchange Act Report filed after January 1, 2020, to the knowledge of the Company, the Company and each of the Subsidiaries has complied and is in compliance with all Environmental Statutes (as hereinafter defined), except for such noncompliance as would not have a Material Adverse Effect.

(b) The Company has no knowledge of any occurrence or circumstance that, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local Environmental Statute pertaining to Hazardous Materials (as defined below) on or originating from any real property owned or occupied by the Company or any of the Subsidiaries, including without limitation pursuant to any Environmental Statute, which claim would have a Material Adverse Effect.

(c) As used herein, “Hazardous Materials” means (i) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (ii) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant or any other hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation, relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials (individually, an “Environmental Statute”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Company’s periodic reports filed pursuant to the Exchange Act.

3.15 Taxes.

The Company has timely filed or filed for extensions of the filing period and filed within such extended period all federal, state, local, foreign and other tax returns, reports, information returns and statements (except for returns, reports, information returns and statements the failure timely to file which will not result in any Material Adverse Effect) required to be filed by it. The Company has paid or caused to be paid all material taxes (including interest and penalties) that are due and payable by the Company and the Subsidiaries, except those taxes which are being contested by the Company and the Subsidiaries in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on the Company’s books in accordance with GAAP. The Company and the Subsidiaries do not have any material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by the Company in accordance with GAAP consistently applied. No deficiency or assessment with respect to, or proposed adjustment of, the Company’s federal, state, local, foreign or other tax returns is pending or, to the best of the Company’s knowledge, threatened. There is no tax lien, whether imposed by any federal, state, local or other tax authority, outstanding against the assets, properties or business of the Company or any Subsidiary. There are no applicable taxes, fees or other governmental charges payable by the Company or any of the Subsidiaries in connection with the execution and delivery of this Agreement or the issuance to the Purchaser by the Company of the Shares.

3.16 Insurance.

The Company and the Subsidiaries each carry or are entitled to the benefits of insurance in such amounts and covering such risks as is reasonably sufficient under the circumstances or is customary in the industry and all such insurance is in full force and effect.

3.17 Employees, ERISA.

The Company and its Subsidiaries have good relationships with its employees and have not had any labor issues which have had a Material Adverse Effect on their business or operations. There is no strike or work stoppage existing or, to the knowledge of the Company threatened against the Company or the Subsidiaries. Other than as disclosed in any Exchange Act Report, the Company and the Subsidiaries have not established, sponsored, maintained, made any contributions to or been obligated by law to establish, maintain, sponsor or make any contributions to any “employee pension benefit plan” or any material “employee welfare benefit plan” (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), including, without limitation, any “multi-employer plan,” except where the liabilities associated with such plan or plans would not have a Material Adverse Effect. The Company and the Subsidiaries are in compliance with all applicable laws relating to the employment of labor, including bargaining and the payment of social security and other taxes, and with ERISA, except where the failure to so comply would not have a Material Adverse Effect.

3.18 Governmental Consents.

Other than such consents as have been obtained and filings under applicable federal and state securities laws, no consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of the Company is required for the valid execution, delivery or performance of this Agreement or the valid offer, issuance, sale and delivery of the Shares.

3.19 Legal Compliance.

Except as disclosed in any Exchange Act Report, the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions or decrees, except to the extent that failure to comply would not have a Material Adverse Effect. Since January 1, 2020, no governmental entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any law in any material respect. Neither the Company nor any of its Subsidiaries is party to, nor the subject of, any actual, pending, or, to the knowledge of the Company, threatened investigation or proceeding, by any governmental entity, other than routine proceedings arising in the ordinary course of business (such as rate cases). The Company and the Subsidiaries have all necessary permits, licenses and other authorizations required to conduct their businesses as currently conducted, and as proposed to be conducted, except where a failure to have such permits, licenses or other authorizations would not have a Material Adverse Effect. Except as disclosed in the Exchange Act Reports filed after January 1, 2020, none of the Company nor any Subsidiary has violated any domestic or foreign law or any regulation or requirement, which violation has or would be reasonably likely to have a Material Adverse Effect, and none of the Company nor any Subsidiary has received notice of any such violation. There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company or the Subsidiaries which would have a Material Adverse Effect.

3.20 Investment Company.

The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

3.21 Other Investment Agreements.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof and until the Closing that none of the terms agreed to with any person relating to the purchase of shares of Common Stock in the offering (or any amendment thereof) (an “Investment Document”), is or will be more favorable to such person than those of the Purchaser and this Agreement. If, and whenever on or after the date hereof and until the Closing, the Company enters into an Investment Document with terms that are more favorable than those included in this Agreement, then (i) the Company shall provide written notice thereof to the Purchasers promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by any Purchaser or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Purchasers shall receive the benefit of the more favorable terms set forth in such Investment Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to this Agreement) as a Purchaser may reasonably request to further effectuate the foregoing. The provisions of this paragraph shall apply similarly and equally to each Investment Document.

3.22 Broker’s Fees.

No agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. The Company agrees to indemnify each Purchaser for any claims, losses or expenses incurred by Purchaser party as a result of this representation being untrue.

Section 4 Representations and Warranties of the Purchaser.

Each Purchaser represents and warrants, severally and not jointly, to the Company as follows:

4.1 Agreement.

This Agreement has been duly authorized by all necessary action on the part of the Purchaser, and this Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

4.2 Governmental and Other Consents.

No consent, approval or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or any other person is required to be obtained by the Purchaser in connection with the execution, delivery or performance of this Agreement by the Purchaser or of any of the transactions contemplated hereby or thereby.

4.3 No Violation or Conflict.

The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated herein and therein (including the purchase and acceptance of the Shares) will not conflict with or result in a breach by the Purchaser of, or constitute a default by the Purchaser under: (i) organizational documents, (ii) any contract, agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any existing applicable law, rule, published regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Purchaser, except with respect to the foregoing clauses (ii) and (iii), for such breach or default as would not adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

Section 5 Other Agreements.

5.1 Disclosure.

The Company shall, on or before 9:00 a.m., New York time, on the first (1st) business day after the date of this Agreement, issue a press release and/or Current Report on Form 8-K (the “Disclosure Document”) reasonably acceptable to Purchasers disclosing all the material terms of the transactions contemplated hereby. As of immediately following the filing of such Disclosure Document, no Purchaser will be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, affiliats or agents, and the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees, affiliates and agents not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the Disclosure Document without the express prior written consent of such Purchaser. In addition, effective upon the filing of the Disclosure Document, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, on the one hand, and the Purchaser or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. Without the prior written consent of any applicable Purchaser, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Purchaser or its investment adviser in any filing, announcement, release or otherwise, except to the extent such disclosure is required by law, in which case the Company shall provide the applicable Purchaser with prior notice of and an opportunity to review such disclosure permitted hereunder.

5.2 Listing of Shares.

To the extent the Company has not done so prior to the date of this Agreement, the Company shall promptly apply to cause the Shares to be approved for listing on the Nasdaq, subject only official notice of issuance and shall maintain such listing so long as the Purchaser holds any Shares.

Section 6 Survival of Representations and Warranties; Termination.

6.1 Survival.

The representations and warranties of the parties hereto contained in this Agreement or otherwise made in writing in connection with the transactions contemplated herein shall survive the making of this Agreement and sale of the Shares, through the expiration of the applicable statute of limitations with respect thereto.

6.2 Termination.

This Agreement may be terminated at any time prior to the Closing date:

(a) by mutual written consent of the Company and the Purchaser;

(b) by either the Company or Purchaser, if any governmental authority of competent jurisdiction issues an order, decree or ruling or has taken any other action permanently enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable;

(c) by the Purchaser upon written notice to the Company, if any of the conditions set forth in Section 2.4(a) shall have become incapable of being satisfied and shall not have been waived by the Purchaser;

(d) by the Company upon written notice to the Purchaser, if any of the conditions set forth in Section 2.4(b) shall have become incapable of being satisfied and shall not have been waived by the Company; or

(e) by the Company or the Purchaser, upon written notice to the other party, if the Closing has not occurred on or before the fifth (5th) business day following the date of this Agreement;

provided, however, that the right to terminate this Agreement pursuant to Section 6.2(b), (c), (d) and (e) shall not be available to any party whose material breach of any of its representations, warranties, covenants or agreements contained in this Agreement shall have been the principal cause of, or shall have resulted in, the failure of any such condition.

Section 7 Notices.

All notices and other communications hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not, then on the next business day or (c) one day after deposit with an overnight courier, specifying next day delivery, with written verification of receipt, as follows:

If to the Purchaser, to its address set forth on the signature page hereto

If to the Company, at:

RGC Resources, Inc.

519 Kimball Ave., N.E.

Roanoke, Virginia 24016

Attn: Chief Financial Officer

or, in each case, at such address and to the attention of such person as either party shall have furnished to the other by notice pursuant to this Section 7.

Section 8 Entire Agreement.

This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings of the parties, whether oral or written. This Agreement may be modified or terminated only by an instrument in writing signed by the parties hereto. Representations made by the Company in this Agreement are modified by any disclosures with respect thereto made in the schedules to this Agreement and are solely for the benefit of the Purchaser and may not be relied upon by any other person. Where a specific representation applies to any matter of fact or law, such representation shall be the exclusive representation with respect to the subject matter thereof and no other or general representation shall be deemed to apply to such matter of fact or law.

Section 9 Successors and Assigns.

This Agreement shall not be assigned by any party without the prior written consent of the other party, provided, however, that Purchaser may assign all or any portion of this Agreement to any affiliate or to any fund or account managed by the same investment manager as the Purchaser. Any attempted assignment in contravention with the foregoing shall be void. This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the parties hereto and any permitted assignee and/or successor of the Purchaser shall succeed to (and have the right to enforce) all of the Purchaser’s rights hereunder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Section 10 Headings.

The headings of the sections of this Agreement are solely for convenience of reference and shall not affect the meaning of any of the provisions hereof.

Section 11 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of conflicts of law. Each of the parties hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and of the United States of America, in each case located in the City of Roanoke, Virginia, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement and the transactions contemplated hereby and thereby, and further agrees that service of any process, summons, notice or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby and thereby in the courts of the Commonwealth of Virginia or the United States of America, in each case located in the City of Roanoke, Virginia, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby and thereby.

Section 12 Counterparts.

This Agreement may be executed in two or more separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 13 No Delay, Waiver.

No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any waiver on the part of any party of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

Section 14 Severability.

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability.

Section 15 Independent Obligations.

The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement or any other agreement relating to the offering. Nothing contained herein, and no action taken by any Purchaser pursuant hereto shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the dates set forth below, to be effective as of the date first above-written.

RGC RESOURCES, INC.

By: ___________________________________
Name: Paul W. Nester
Title: President and CEO

PURCHASER

[________________]

By: ___________________________________
Name:
Title:

Number of Shares Purchased: ______________

Aggregate Purchase Price: $ _______________

DTC Participant Number: _________________

Address for purposes of notice:

_______________________________________

_______________________________________

_______________________________________